UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

EATON VANCE CORP. (Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e -4(c))

INFORMATION INCLUDED IN THE REPORT

Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 13, 2007, Eaton Vance Corp. (the "Company") executed an amendment to the revolving credit facility among the Company, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference. The original credit facility agreement was dated December 21, 2004 and filed with the Securities and Exchange Commission (“SEC”) on December 23, 2004 and is incorporated herein by reference (Accession No. 0000350797-04-000099).

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Document

99.1	First Amendment to revolving credit facility among the
Company, the Lenders parties thereto and JPMorgan Chase
Bank, N.A., as administrative agent dated August 13, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date:	August 15, 2007	/s/ William M. Steul
William M. Steul, Chief Financial Officer

Exhibit 99.1

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 13, 2007 (this “Amendment”), to the Credit Agreement dated as of December 21, 2004 (the “Credit Agreement”), among Eaton Vance Corp. (the “Borrower”), the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, each of the Lenders has agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendment to Definition of “Commitment” in Subsection 1.01. The definition of “Commitment” in subsection 1.01 of the Credit Agreement is hereby amended by deleting the amount “$180,000,000” and substituting in lieu thereof “$200,000,000”.

3. Amendment to Definition of “Termination Date” in Subsection 1.01. The definition of “Termination Date” in subsection 1.01 of the Credit Agreement is hereby amended by deleting the date “December 21, 2009” and substituting in lieu thereof “August 13, 2012”.

4. Amendment to Section 2.17(a). Section 2.17(a) of the Credit Agreement is hereby amended by deleting the amount “$225,000,000” and substituting in lieu thereof “$300,000,000”.

5. Amendment to Annex A. Annex A of the Credit Agreement is hereby amended by deleting the pricing grid in its entirety and replacing it with the following (with such amendment to be effective with respect to interest and utilization fees accrued from and after the Amendment Effective Date (as defined below)):

PRICING GRID

	Level 1	Level 2	Level 3	Level 4	Level 5
Rating:	A+ OR A1	A OR A2	A- OR A3	BBB+ OR Baa1	BBB OR Baa2
ABR Loans’ Applicable Margin	0%	0%	0%	0%	0%
Eurodollar Loans’ Applicable Margin	0.200%	0.240%	0.280%	0.310%	0.375%
Facility Fee Rate Applicable	0.050%	0.060%	0.070%	0.090%	0.125%
Utilization Fee Rate[1]	0.050%	0.050%	0. 050%	0. 050%	0. 050%

1 Applicable Utilization Fee Rate for each level is only applicable if the aggregate outstanding principal amount of all Loans under the Facility exceeds 50% of the total commitments under the Facility.

6. Amendment to Schedule 2.01. Schedule 2.01 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

SCHEDULE 2.01 COMMITMENTS

Lender	Commitment
JP Morgan Chase Bank, N.A.	$32,000,000
Bank of America, N.A.	$28,000,000
PNC Bank, National Association	$28,000,000
Credit Suisse First Boston, acting through its Cayman Islands Branch	$28,000,000
Citibank N.A.	$28,000,000
Wachovia Bank, National Association	$28,000,000

UBS Loan Finance LLC	$28,000,000
Total	$200,000,000

7. Amendment Effective Date. This Amendment shall become effective as of the date set forth above in the preamble to this Amendment (the “Amendment Effective Date”) on the date on which the Borrower and each of the Lenders shall have executed and delivered to the Administrative Agent this Amendment.

8. Representation and Warranties. To induce the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects.

9. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

10. No Other Amendments. This Amendment is to be narrowly construed. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Guarantee are and shall remain in full force and effect.

11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

12. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

EATON VANCE CORP.

By: /s/ William M. Steul Name: William M. Steul Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By: /s/ Jeanne O’Connell Horn Name: Jeanne O’Connell Horn Title: Vice President

EATON VANCE CORP. FIRST AMENDMENT DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Bank of America, N.A. By: /s/ Joshua A. Podictz Name: Joshua A. Podictz Title: Vice President

EATON VANCE CORP. FIRST AMENDMENT DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Citibank, N.A. [LENDER] By: /s/ Matthew Nicholls Name: Matthew Nicholls Title: Managing Director

EATON VANCE CORP. FIRST AMENDMENT DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Credit Suisse, Cayman Islands Branch [LENDER]

By: /s/ Jay Chall Name: Jay Chall Title: Director By: /s/ Alain Schmid Name: Alain Schmid Title: Assistant Vice President

EATON VANCE CORP. FIRST AMENDMENT DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PNC BANK, NATIONAL ASSOCIATION [LENDER]

By: /s/ Kirk Seagers Name: Kirk Seagers Title: Vice President

EATON VANCE CORP. FIRST AMENDMENT DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

UBS LOAN FINANCE LLC

By: /s/ Richard L. Tavrow Name: Richard L. Tavrow Title: Director By: /s/ David B. Julie Name: David B. Julie Title: Associate Director

EATON VANCE CORP. FIRST AMENDMENT DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Wachovia Bank, National Association

By: /s/ Kimberly Schaffer Name: Kimberly Schaffer Title: Managing Director

Amending the Eaton Vance Corp. Credit Agreement dated as of December 21, 2004